Award Timing Disclosure	12 Months Ended
Dec. 31, 2025
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure
Equity awards are discretionary and are generally granted to our named executive officers in the first quarter of the applicable fiscal year. In certain circumstances, including the hiring or promotion of an officer, the Human Capital Management and Compensation Committee may approve grants to be effective at other times. Mr. Rollins did not receive an equity-based award in 2025, due to his transition from Executive Chairman of the Board to Executive Chairman Emeritus. The Company does not currently grant stock options to its employees. The Human Capital Management and Compensation Committee did not take material nonpublic information into account when determining the timing and terms of equity awards in 2025, and the Company does not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.

Award Timing Method	Equity awards are discretionary and are generally granted to our named executive officers in the first quarter of the applicable fiscal year.
Award Timing Predetermined	true
Award Timing MNPI Considered	false
Award Timing, How MNPI Considered	The Human Capital Management and Compensation Committee did not take material nonpublic information into account when determining the timing and terms of equity awards in 2025, and the Company does not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.
MNPI Disclosure Timed for Compensation Value	false